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EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 24, 1999 included in Liberate Technologies' Form S-1 Registration Statement No. 333-78781.

San Jose, California
July 30, 1999

                                      /s/ Arthur Andersen LLP
                                      -----------------------
                                      Arthur Andersen LLP